SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

January 9, 2007
Date of Report (Date of earliest event reported)

THE GREAT ATLANTIC & PACIFIC
TEA COMPANY, INC.
(Exact name of registrant as specified in its charter)

Maryland	1-4141	13-1890974
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. Employer Identification No.)

Two Paragon Drive
Montvale, New Jersey 07645
(Address of principal executive offices)

(201) 573–9700
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d- 2(b))

      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02 Regulation FD Disclosure

On January 9, 2007, The Great Atlantic & Pacific Tea Company, Inc. issued a press release announcing its unaudited fiscal 2006 third quarter and year to date results for the 12 and 40 weeks ended December 2, 2006. A copy of the press release is attached as Exhibit 99.1 to this Current Report.

In accordance with General Instruction B.2 of Form 8-K, the information furnished in this Item 2.02 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

To supplement the consolidated financial results as determined in accordance with generally accepted accounting principles (“GAAP”), the press release presents non-GAAP financial measures for “EBITDA.” EBITDA is defined as earnings before interest, taxes, depreciation, amortization, minority interest, equity in earnings of Metro, Inc., discontinued operations and the gain on the sale of A&P Canada. Ongoing, operating EBITDA is defined as EBITDA adjusted for items the Company considers non-operating in nature that management excludes when evaluating the results of the U.S. ongoing business. The Company believes the presentation of these measures is relevant and useful for investors because it allows investors to view results in a manner similar to the method used by the Company’s management and makes it easier to compare the Company’s results with other companies that have different financing and capital structures or tax rates. In addition, these measures are also among the primary measures used externally by the Company’s investors, analysts and peers in its industry for purposes of valuation and comparing the results of the Company to other companies in its industry. Ongoing, operating EBITDA is reconciled to Net Cash provided by Operating Activities on Schedule 4 of this release.

Item 9.01 Financial Statements and Exhibits

(c). Exhibits.

Exhibit 99.1	Press Release of The Great Atlantic & Pacific Tea Company, Inc., dated January 9, 2007.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE GREAT ATLANTIC & PACIFIC TEA COMPANY, INC.

By:
	Name:	Brenda Galgano
	Title:	Senior Vice President And Chief Financial Officer

Dated: January 9, 2007

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EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated January 9, 2007.

The Great Atlantic & Pacific Tea Company, Inc.
Schedule 1 - GAAP Earnings for the 12 and 40 weeks ended December 2, 2006 and December 3, 2005
(Unaudited)
(In thousands, except share amounts and store data)

	12 Weeks Ended		40 Weeks Ended

	December 2, 2006	December 3, 2005	December 2, 2006	December 3, 2005

Sales	$1,543,004	$1,580,942	$5,242,149	$7,132,824
Cost of merchandise sold	(1,078,439)	(1,116,399)	(3,658,042)	(5,113,659)

Gross margin	464,565	464,543	1,584,107	2,019,165
Store operating, general and administrative expense	(463,413)	(546,100)	(1,591,162)	(2,283,928)

Income (loss) from operations	1,152	(81,557)	(7,055)	(264,763)
(Loss) gain on sale of Canadian operations	(599)	(6,083)	(890)	912,468
Interest expense	(17,171)	(15,398)	(56,221)	(76,783)
Interest income	1,845	4,803	8,472	9,146
Minority interest in earnings of consolidated franchisees	—	—	—	(1,131)
Equity in earnings of Metro, Inc.	11,023	3,397	30,840	3,397

(Loss) income from continuing operations before income taxes	(3,750)	(94,838)	(24,854)	582,334
Benefit from (provision for) income taxes	43,702	21,279	58,584	(152,885)

Income (loss) from continuing operations	39,952	(73,559)	33,730	429,449
Discontinued operations:
Income from operations of discontinued businesses, net of tax	755	1,972	357	1,704
Gain on disposal of discontinued businesses, net of tax	—	577	—	577

Income from discontinued operations	755	2,549	357	2,281

Net income (loss)	$40,707	$(71,010)	$34,087	$431,730

Net income (loss) per share - basic:
Continuing operations	$0.96	$(1.80)	$0.81	$10.71
Discontinued operations	0.02	0.06	0.01	0.06

Net income (loss) per share - basic	$0.98	$(1.74)	$0.82	$10.77

Net income (loss) per share - diluted:
Continuing operations	$0.95	$(1.80)	$0.80	$10.56
Discontinued operations	0.02	0.06	0.01	0.06

Net income (loss) per share - diluted	$0.97	$(1.74)	$0.81	$10.62

Weighted average common shares outstanding - basic	41,499,554	40,997,714	41,403,346	40,075,391

Weighted average common shares outstanding - diluted	42,020,446	40,997,714	41,904,766	40,634,565

Gross margin rate	30.11%	29.38%	30.22%	28.31%
Store operating, general and administrative expense rate	30.03%	34.54%	30.35%	32.02%

United States depreciation and amortization	$40,556	$46,274	$135,775	$153,100
Canada depreciation and amortization	—	—	—	10,942

Total A&P depreciation and amortization	$40,556	$46,274	$135,775	$164,042

The Number of stores operated at end of quarter	410	407	410	407

The Great Atlantic & Pacific Tea Company, Inc.
Schedule 2 - Condensed Balance Sheet Data
(Unaudited)
(In millions, except per share and store data)

	December 2, 2006	February 25, 2006

Cash and short-term investments	$93	$230
Other current assets	753	980

Total current assets	846	1,210

Property-net	949	898

Equity investment in Metro, Inc.	367	339
Other assets	55	52

Total assets	$2,217	$2,499

Total current liabilities	$568	$610
Total non-current liabilities	1,227	1,217
Stockholders' equity	422	672

Total liabilities and stockholders' equity	$2,217	$2,499

Other Statistical Data

Total Debt and Capital Leases	$407	$282
Total Long Term Real Estate Liabilities	301	297
Temporary Investments and Marketable Securities	(92)	(465)

Net Debt	$616	$114

Total Retail Square Footage (in thousands)	16,737	16,509

Book Value Per Share	$10.17	$16.32

	For the 40	For the 40
	weeks ended	weeks ended
	December 2, 2006	December 3, 2005

Capital Expenditures	$184	$135

The Great Atlantic & Pacific Tea Company, Inc.
Schedule 3 - Reconciliation of GAAP (Loss) Income from Operations to Adjusted (Loss) Income from Operations for the 12 and 40 weeks ended December 2, 2006 and December 3, 2005
(Unaudited)
(In thousands, except share amounts and store data)

	12 Weeks Ended		40 Weeks Ended

	December 2,	December 3,	December 2,	December 3,
	2006	2005	2006	2005

As reported income (loss) from operations	$1,152	$(81,557)	$(7,055)	$(264,763)

Adjustments:

Midwest exit costs	4	18,781	77	104,896
Net restructuring costs, primarily related to the sale of the U.S. distribution operations to C&S	172	14,812	3,245	89,407
Labor buyout costs	230	—	4,474	—
Real estate related activity	(13,008)	3,688	(15,262)	(22,273)
Long-lived asset impairment	—	8,116	—	17,728
Early extinguishment of debt and write-off of deferred financing fees	—	3,113	—	32,570
Impact of Hurricane Katrina	(4,348)	13,217	(4,348)	18,167
VISA/Mastercard lawsuit settlement	—	(1,547)	—	(1,547)
Canadian dollar hedge	—	—	—	15,446
Canada income from operations	—	—	—	(57,224)

Total adjustments	(16,950)	60,180	(11,814)	197,170

Adjusted United States loss from operations	$(15,798)	$(21,377)	$(18,869)	$(67,593)

As reported United States depreciation and amortization	$40,556	$46,274	$135,775	$153,100

The Great Atlantic & Pacific Tea Company, Inc.
Schedule 4 - Reconciliation of GAAP Net Cash (Used In) Provided By Operating Activities to Adjusted EBITDA
for the 12 and 40 weeks ended December 2, 2006 and December 3, 2005
(Unaudited)
(In thousands, except share amounts and store data)

	12 Weeks Ended		40 Weeks Ended

	December 2,	December 3,	December 2,	December 3,
	2006	2005	2006	2005

Net cash used in operating activities	$(59,730)	$(97,581)	$(42,864)	$(157,462)
Adjustments to calculate EBITDA:
Net interest expense	15,326	10,595	47,749	67,637
Asset disposition initiatives	1,201	(17,388)	(3,719)	(163,108)
Long lived asset impairment charges	(845)	(17,966)	(3,410)	(29,108)
Loss on extinguishment of debt	—	—	—	(28,623)
Loss on derivatives	—	—	—	(15,446)
Gain (loss) on disposal of owned property	12,413	(1,591)	23,238	25,836
(Benefit from) provision for income taxes	(43,702)	(21,279)	(58,584)	152,885
Decrease (increase) in income tax reserve	44,276	17,585	61,545	(119,643)
Other share based awards	(808)	(2,043)	(6,652)	(6,970)
Proceeds from dividends from Metro, Inc.	(1,659)	(1,549)	(5,067)	(3,061)
Working capital changes
Accounts receivable	19,635	(2,333)	(49,780)	25,770
Inventories	37,662	(4,743)	32,401	(33,432)
Prepaid expenses and other current assets	4,695	8,394	16,486	15,890
Accounts payable	(8,313)	15,297	10,221	89,717
Accrued salaries, wages, benefits and taxes	15,166	31,693	30,508	36,152
Other accruals	7,300	44,158	57,063	(8,558)
Other assets	86	117	2,897	44
Other non-current liabilities	949	4,127	20,381	59,721
Other, net	(1,944)	(776)	(3,693)	(8,962)

Total A&P EBITDA	41,708	(35,283)	128,720	(100,721

Adjustments:

Midwest exit costs	4	18,781	77	104,896
Net restructuring costs, primarily related to the sale of the U.S.
distribution operations to C&S	172	14,812	3,245	89,407
Labor buyout costs	230	—	4,474	—
Real estate related activity	(13,008)	3,688	(15,262)	(22,273)
Long-lived asset impairment	—	8,116	—	17,728
Early extinguishment of debt and write-off of deferred financing fees	—	3,113	—	32,570
Impact of Hurricane Katrina	(4,348)	13,217	(4,348)	18,167
VISA/Mastercard lawsuit settlement	—	(1,547)	—	(1,547)
Canadian dollar hedge	—	—	—	15,446
Canada EBITDA	—	—	—	(68,166)

Total adjustments	(16,950)	60,180	(11,814)	186,228

Adjusted United States ongoing operating EBITDA	$24,758	$24,897	$116,906	$85,507